ANNUAL REPORT / OCTOBER 31 1998


AIM GLOBAL TELECOMMUNICATIONS FUND



[Cover IMAGE]




[AIM Logo APPEARS HERE]




INVEST WITH DISCIPLINE-Registered Trademark-

[COVER IMAGE]                      ACCENT IN PINK BY WASSILY KANDINSKY
                                   BOTH AS AN ARTIST AND AS A THEORIST,
                                   KANDINSKY PLAYED A PIVOTAL ROLE IN THE
                                   DEVELOPMENT OF ABSTRACT ART. HIS EXPLORATION
                                   OF THE POSSIBILITIES OF ABSTRACTION MADE HIM
                                   ONE OF THE MOST IMPORTANT INNOVATORS IN
                                   MODERN ART. MANY OF THE COMPANIES IN WHICH
                                   THIS FUND INVESTS ARE ON THE CUTTING EDGE OF
                                   TECHNOLOGY IN THE TELECOMMUNICATIONS
                                   INDUSTRY, MAKING THEM INNOVATORS AS WELL.

AIM Global Telecommunications Fund is for shareholders seeking long-term growth of capital by investing primarily in equity securities of companies throughout the world engaged in the development, manufacture or sale of telecommunications services or equipment.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:
-    Aim Global Telecommunications Fund (formerly GT Global Telecommunications
     Fund) performance figures are historical and reflect reinvestment of all distributions and changes in net asset value. Unless otherwise indicated, the fund's performance is computed at net asset value without a sales charge.
- During the fiscal year ended 10/31/98 the fund paid distributions of $1.20 per share for Class A shares and Class B shares.
- When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The performance of the fund's Class B and Advisor Class shares will differ from that of Class A shares due to differences in sales charge structure and fund expenses.
- Advisor Class shares are not sold directly to the general public and are available only through certain employee benefit plans, financial institutions, and other entities that have entered into specific agreements with the fund's distributor. Please see the fund's prospectus for more complete information.
- The fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

- International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the Fund's foreign holdings, differences in accounting, political risks, and the lesser degree of public information required to be provided by non-U.S. companies.
- Investing in a single-sector mutual fund involves greater risk and potential reward than investing in a more diversified fund.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:
- The EAFE-Registered Trademark- (Europe, Australasia, and the Far East) Index is a group of unmanaged foreign securities tracked by Morgan Stanley Capital International.

- The MSCI World Index is a group of unmanaged global securities listed on major world stock exchanges tracked by Morgan Stanley Capital International.
- The Standard & Poor's Composite Index of 500 Stocks (S&P 500) is a group of unmanaged securities widely regarded by investors to be representative of the stock market in general. Results shown assume the reinvestment of dividends.
- An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENTS ARE NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY; ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK OR ANY AFFILIATE; AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.

AIM GLOBAL TELECOMMUNICATIONS FUND

 ANNUAL REPORT / CHAIRMAN'S LETTER

[PHOTO OF CHARLES T. BAUER, CHAIRMAN OF THE BOARD OF THE FUND, APPEARS HERE]

DEAR FELLOW SHAREHOLDER:

Throughout the fiscal year covered by this report, markets worldwide vacillated between optimism that the woes in Asia would be contained and worry that they would become a major economic drag on the U.S. and the rest of the world. As a result, markets worldwide were especially volatile.

We understand how unnerving this year's level of volatility can be. Many of you undoubtedly were tempted simply to exit the markets completely. Our reaction, of course, is that you should not. The abrupt reversals of sentiment during this fiscal year reinforce our conviction that markets are unpredictable in the short term. Since even the best money managers cannot know when to enter and exit a market, we think the wisest strategy is to stay fully invested despite volatility and short-term disappointment.

MARKET RECAP

Even in a year as unsettling as this one, August was particularly difficult. A variety of events converged to produce harsh market conditions around the globe: the seemingly intractable downturn in Japan, Russia's default on much of its foreign debt, and fear that Latin America could be engulfed by the world's difficulties. Even European stocks, which had been world market leaders, were shaken. In a global display of lost confidence, investors flocked to securities perceived as safe and liquid. Even blue-chip stocks went out of favor.

     Fortunately, the U.S. Federal Reserve Board (the Fed) intervened. For most of the fiscal year, the Fed had focused on the potential for inflation in the U.S. economy. Shortly before the fiscal year ended, it shifted direction, lowering interest rates twice to pump liquidity and confidence into the markets and demonstrate that it would intervene to forestall a recession. Numerous interest rate cuts in other countries followed. (After the fiscal year closed, as this report was being written, the Fed lowered rates a third time.)

THE FISCAL YEAR CLOSED WITH INTERNATIONAL EQUITIES RALLYING AND BONDS LOSING SOME OF THEIR MOMENTUM.

     Investors responded favorably. The fiscal year closed with international equities rallying and bonds losing some of their momentum. In just the two weeks between the Fed's second interest rate move on October 15 and the October 31 close of the fiscal year, the EAFE Index gained 5.04% and the MSCI World Index rose 4.93%. The U.S. participated strongly in the rally, with the S&P 500 up 4.93% during the same two-week period.
However difficult this fiscal year has been, the fundamental principles of investing remain unchanged:
     -    broad portfolio diversification;
     - realistic expectations, recognizing that the potential for downturns is always present; and
     -    as always, long-term thinking.
Your financial consultant is your best resource for helping you construct a diversified portfolio and weather turbulent markets.

YOUR FUND MANAGERS' COMMENTS

We are pleased to send you this report on your Fund's fiscal year. On the pages that follow, your Fund's management team offers more detailed discussion of how markets behaved, how they managed the portfolio, and what they foresee for your Fund and the markets where it invests. We hope you find their discussion informative. If you have any questions or comments, please contact our Client Services department at 800-959-4246 or e-mail your inquiry to us at general@aimfunds.com. You can access information about your account through our AIM Investor Line at 800-246-5463 or on our Web site, www.aimfunds.com. We often post market updates on our Web site.

     We thank you for your continued participation in The AIM Family of Funds-Registered Trademark-.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman

ANNUAL REPORT / MANAGERS' OVERVIEW

AIM GLOBAL TELECOMMUNICATIONS FUND
WEATHERS TURBULENT TIMES

IT WAS AN UNSETTLING YEAR IN THE STOCK MARKET. HOW DID AIM GLOBAL
TELECOMMUNICATIONS FUND PERFORM?

Despite an extremely volatile market and much concern among investors, the Fund overcame earlier setbacks and finished the fiscal year near positive territory.

     For the fiscal year ended October 31, 1998, the Fund posted a total return of -3.16% and -3.67% for Class A and Class B shares, respectively. Comparatively, the MSCI World Index had a return of 15.26% for the fiscal year. World markets had a particularly difficult third quarter, and the Fund's recovery has been rather extraordinary considering that Class A and B shares were down 23.98% and 24.02% respectively at one point.

WHAT WERE THE MAJOR INFLUENCES ON THE FUND'S PORTFOLIO DURING THE FISCAL YEAR?

A first wave of anxiety about the continuing financial crises in Asia and their potential effects worldwide dampened stock performance late in 1997. After setting records in April and July of 1998, markets succumbed to a second wave of the "Asian contagion" in July, casting doubts on the sustainability of the long economic expansion in the U.S. and the boom in Europe's stock markets. Russia's bond default in August contributed to a market downturn that eventually involved even the very large, very liquid stocks that were chiefly responsible for the U.S. market's earlier rise. European markets were not immune to the decline, and many overseas markets were devastated.

     Fortunately, an October rally in the U.S. stock market halted the third-quarter downturn, buoyed by better-than-expected earnings reports from some companies and two back-to-back interest rate reductions by the Federal Reserve Board (the Fed). Many stocks that had experienced losses earlier in the year were able to recover and even post slight gains because of the late upswing.

WE CONTINUE TO BELIEVE THAT GLOBAL DEREGULATION AND INNOVATIONS IN TECHNOLOGY FAVOR A NEW GENERATION OF TELECOMMUNICATIONS COMPANIES.


HOW WAS EUROPE AFFECTED BY THE MARKET'S DOWNTURN?

The golden child of world markets earlier this year, Europe suffered during the summer's global downturn along with everyone else. Still, the major long-term themes driving growth in Europe sheltered it somewhat from the extreme losses felt in other parts of the world. The strict budgets and tough financial standards required for admittance to the European Economic and Monetary Union
(EMU) have helped Europe's governments clean up their books. Interest rates have dropped and inflation has lessened. The coming economic and monetary union is also prodding European companies toward more competitive practices, and the results are starting to impact the bottom line.

     We increased our portfolio holdings in Europe from 34.8% as of April 30, 1998 to 41.5% as of the end of the fiscal year. Many of the continent's telephone markets are now open to competition, and we believe this will lead to continued growth as new companies face less risk in going head-to-head with former monopolies.


DID YOUR INVESTMENT STRATEGY CHANGE, GIVEN THE MARKET'S VOLATILITY?

Because of the ongoing difficulties in the emerging markets and investors' shunning of investments in smaller growth companies, we put a greater emphasis on conservative, established telecommunications service and equipment companies. We redirected the Fund from smaller growth companies and emerging-market stocks toward larger-cap growth stocks and large-cap, dividend-paying telephone stocks such as GTE. We continue to believe, however, that global deregulation and innovations in technology favor a new generation of telecommunications companies because there will be an increase in competition via new products and services.

HAS THE MAKE-UP OF THE FUND'S PORTFOLIO CHANGED?

Holdings in wireless services and equipment, especially in Europe, were increased to take advantage of ongoing positive earnings in that industry. Lower calling prices and increased competition continue to help drive domestic and international growth in wireless communications. According to Yankee Group, a Boston consulting firm, 25% of all U.S. telephone users will have wireless phones by the end of 1998. That number is expected to double in the next seven or eight years with technological innovations and a broadening range of services and price options.

     Holdings in Russia and Latin America were reduced because of economic difficulties there, while increases were made in holdings in the U.K., Spain, and France. The Fund currently invests about 86% of its portfolio in Europe and the U.S. for


SEE IMPORTANT FUND AND INDEX DISCLOSURES INSIDE FRONT COVER.
AIM GLOBAL TELECOMMUNICATIONS FUND

ANNUAL REPORT / MANAGERS' OVERVIEW

greater stability following the recent volatility in global markets. A complete list of all the countries represented in the portfolio can be found in the financial pages of this report.

WHAT HOLDINGS IN THE FUND WERE THE BEST PERFORMERS?

Finland's Nokia, one of the world's top mobile phone makers, reported a 62% increase in earnings for the third quarter of 1998, compared to the same period a year ago. Other top Fund holdings include Texas-based SBC Communications, which provides cellular phone service to 5.5 million people in 78 markets and reported a 19.6% increase in third-quarter earnings over the same period a year ago. Germany's digital cellular operator Mannesmann is poised for continued growth in the next couple of years as it expands its market penetration. And MCI WorldCom, the new long-distance company formed by the merger of MCI Communications and WorldCom, is now second in size only to AT&T in the U.S.

WHAT IS YOUR OUTLOOK FOR THE FUTURE?

The stock market as a whole continues to recover from its August-September slump. News that Japan's government plans to inject money into that country's troubled banking sector and strong gains in markets overseas have contributed to the U.S. market's comeback, as has anticipation of future interest rate cuts by the Fed. The possibility of a recession in the U.S. has faded in the minds of many as a result, and investors seem to be making their way back into equities following their "flight to quality" of a few months ago.

     Currently, the Fund is focusing on two principal areas of investment: (1) conservative well-established global telephone companies, and (2) dominant equipment and technology market leaders with a proven ability to increase earnings, even in difficult times. We remain optimistic that wireless services, especially in Europe, will continue to see upside surprises in subscriber additions and revenues. We will also be watching Europe as the euro (see below) is introduced in 1999 to see how European companies perform in the wake of increased competition and tougher financial standards.

PORTFOLIO COMPOSITION
As of October 31, 1998, based on total net assets


Top 10 Equity Holdings

      1.  Telecom Italia S.p.A. (Italy)           4.2%
      2.  SBC Communications Inc. (U.S.)          4.1
      3.  MCI WorldCom, Inc. (U.S.)               4.0
      4.  Nokia Corp. (Finland)                   3.6
      5.  Mannesmann AG (Germany)                 3.2
      6.  ECI Telecom Ltd. (Israel)               3.0
      7.  GTE Corp. (U.S.)                        3.0
      8.  Vivendi (France)                        2.9
      9.  Cable & Wireless                        2.8
          Communications (U.K.)
     10.  NTL Inc. (U.K.)                         2.7

Please keep in mind the Fund's portfolio is subject to change and there is no assurance the Fund will continue to hold any particular security.

WELCOME THE EURO

Starting January 1, 1999, Europe will launch a brand new currency--the euro. At first, only 11 countries will adopt it: Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal, and Spain. These countries have met the financial and economic criteria required for membership in the European Economic and Monetary Union (EMU), and they have agreed to follow certain monetary, exchange rate, and budgetary policies.

     The changeover to euro will take place gradually. New coins and paper currency will not be introduced until January 2002. Until then, Spanish shoppers will still use pesetas and the French will still use francs, but these will be thought of simply as denominations of the euro the same way that a quarter is a denomination of a dollar.

A NEW BUSINESS ENVIRONMENT

The euro is expected to bring greater unity to the European business world: price comparison of goods, services, and labor across Europe should be much easier.

     Because of this price transparency, European companies may be forced to become more competitive. An increase in merger and acquisition activity is expected.

     The equity markets are likely to become broader and more liquid, since European companies may find it easier to attract capital across borders.

     Europe's fixed-income markets could also be transformed. Since currency risk should be reduced, Europe's investors can focus on credit risk. Eventually, the euro-denominated debt market could be as large and liquid as that of the U.S.

     The introduction of a new currency can present unique risks and uncertainties for investors. Please see your prospectus for more information about these risk factors.

SEE IMPORTANT FUND AND INDEX DISCLOSURES INSIDE FRONT COVER.

AIM GLOBAL TELECOMMUNICATIONS FUND

ANNUAL REPORT / PERFORMANCE HISTORY

YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT AIM GLOBAL TELECOMMUNICATIONS FUND VS. BENCHMARK INDEX

1/27/92-10/31/98

      [GRAPH]

                    AIM GLOBAL TELECOMMUNICATIONS FUND,
                    CLASS A SHARES                           MSCI WORLD INDEX
1/27/92             $9,525.00                                $10,000.00
4/30/92              9,608.00                                 10,159.00
7/31/92              9,467.00                                 10,519.00
10/31/92             9,300.00                                 10,082.00
1/31/93             10,266.00                                 10,936.00
4/30/93             10,865.00                                 11,559.00
7/31/93             12,258.00                                 12,425.00
10/31/93            14,284.00                                 13,511.00
1/31/94             15,399.00                                 13,624.00
4/30/94             14,257.00                                 12,774.00
7/31/94             14,480.00                                 13,225.00
10/31/94            15,287.00                                 13,601.00
1/31/95             13,400.00                                 12,991.00
4/30/95             13,572.00                                 13,484.00
7/31/95             15,653.00                                 14,330.00
10/31/95            14,848.00                                 15,439.00
1/31/96             16,011.00                                 16,405.00
4/30/96             17,601.00                                 16,651.00
7/31/96             15,173.00                                 15,437.00
10/31/96            15,887.00                                 16,121.00
1/31/97             17,031.00                                 17,672.00
4/30/97             15,601.00                                 17,610.00
7/31/97             20,348.00                                 19,948.00
10/31/97            18,700.00                                 19,782.00
1/31/98             18,487.00                                 23,256.00
4/30/98             22,289.00                                 26,110.00
7/31/98             22,545.00                                 28,827.00
10/31/98            18,109.00                                 22,785.00

AVERAGE ANNUAL TOTAL RETURNS
As of 10/31/98, including sales charges


Class A Shares
Inception (1/27/92)      9.18%
5 years                  3.85
1 year                  -7.76*

Class B Shares
Inception (4/1/93)       9.20%
5 years                  4.02
1 year                  -8.15**

$18,109

Advisor Class Shares
Inception (6/1/95)       8.57%
3 years                  7.41
1 year                  -2.59

*-3.16%, excluding sales charges
**-3.67%, excluding sales charges

Sources: Towers Data Systems HYPO-Registered Trademark-, Bloomberg.

     Your Fund's total return includes sales charges, expenses, and management fees. The performance of the Fund's Class B and Advisor Class shares will differ from Class A shares due to differing fees and expenses. For Fund data performance calculations and descriptions of indexes cited on this page, please refer to the inside front cover.

MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

Past performance cannot guarantee comparable future results.

ABOUT THIS CHART
The chart compares your Fund's Class A shares to a benchmark index. Your Fund's total return is shown with a sales charge and includes Fund expenses and management fees. It is important to understand differences between your Fund and an index. An index measures performance of a hypothetical portfolio. A market index such as the MSCI World Index is not managed, incurring no sales charges, expenses, or fees. (Please note that the results for this index are from 1/31/92-10/31/98.) If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return. Use of this index is intended to give you a general idea of how your Fund performed compared to the stock market.

     Previously, this report compared the Fund to the Salomon Brothers Global Telecommunications Index and the MSCI Telecommunications Index. However, both of these indexes have a substantially lower weighting in emerging markets and do not include any technology stocks, so they were dropped.

AIM GLOBAL TELECOMMUNICATIONS FUND

                       ANNUAL REPORT / FOR CONSIDERATION

WHY STAYING FULLY INVESTED
HAS BEEN THE WISEST COURSE

When the stock market turns volatile, many investors feel the impulse to pull their money out of mutual funds. The question then becomes when to get back in. Trying to guess the answer could be very costly.

     No one, not even expert market watchers, can consistently predict what the market will do next. That's why AIM funds stay fully invested even in a down market, and we encourage investors to do the same.

     For long-term investing, the stock market historically has offered the highest returns. For example, the Standard & Poor's Composite Index of 500 Stocks (S&P 500) has reported an annualized total return of 13.15% for the 50 years ending October 31, 1998. Those were five decades of wars, recessions, and political upheaval.

     If you pull your money out whenever markets decline, you could miss some of the market's best days. In August 1998, investors withdrew $11 billion from U.S. mutual funds. Chances are, many of those investors did not put their money back into the market in time for the October rally. In fact, October 1998 turned out to be the strongest month for the Dow Jones Industrial Average in 11 years.

     For international investors, here's another way to look at market timing: If you had invested a hypothetical $10,000 in the Europe, Australasia, and Far East Index tracked by Morgan Stanley Capital International on October 31, 1978, your money would have grown to $103,110 by October 31, 1998. That's an average annual total return of 12.37%. But suppose that during that 20-year period, there were times when you decided to get out of the market. If you missed the market's two best months, your return would have fallen to 10.83%, and your investment would be worth $78,214. If you had missed the market's five best months, your return would have dropped to 9.01% and your investment would be worth $56,149.

     The more you try to time the market, the greater your chances of missing its biggest single-day gains. Keep focused on your financial goals and remember that time, not timing, is key to successful investing. Now may be a good time to visit your financial adviser to talk about your portfolio.
Remember:

     - think long-term
     - diversify your investments
     - avoid market timing
     - maintain realistic expectations

PENALTY FOR MISSING THE MARKET

MSCI EAFE INDEX
Average annual total returns, 20 years ended 10/31/98


Chart
Fully Invested 240 Months           12.37
Miss the 2 Best Months              10.83
Miss the 5 Best Months               9.01
Miss the 7 Best Months               7.89
Miss the 9 Best Months               6.81
Miss the 14 Best Months              4.38


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


               INVESTMENT & DIVIDENDS                                  VALUE OF SHARES
                              Cumulative      Total                    From         From
     Period        Cumulative   Income      Cap Gain       From      Dividends  Capital Gains   Total    Shares  Annual
  From      To     Investment  Dividends  Distribution  Investment  Reinvested    Reinvested    Value     Held   Return
  ----      --     ----------  ---------  ------------  ----------  ----------    ----------    -----    ------  ------
12/31/87-12/31/88      10,000          0             0      12,859           0             0   12,859     7.003  28.59%
12/31/88-12/31/89      10,000          0             0      11,080           0             0   11,080*    5.446  10.80%
12/31/89-12/31/90      10,000          0             0       7,680           0             0    7,680-    4.916  23.20%
12/31/90-12/31/91      10,000          0             0      11,250           0             0   11,250     6.400  12.50%
12/31/91-12/31/92      10,000          0             0       8,815           0             0    8,815     5.689  11.85%
12/31/92-12/31/93      10,000          0             0      13,294           0             0   13,294+    6.454  32.94%
12/31/93-12/31/94      10,000          0             0      10,806           0             0   10,806     4.855   8.06%
12/31/94-12/31/95      10,000          0             0      11,155           0             0   11,155     4.492  11.55%
12/31/95-12/31/96      10,000          0             0      10,636           0             0   10,636     4.027   6.36%
12/31/96-12/31/97      10,000          0             0      10,206           0             0   10,206     3.786   2.06%

                           + Best Period     * Median Period     - Worst Period

                                           1-Year   5-Year   10-Year
                                           ------   ------   -------
            Average Annual Total Returns    6.38%   10.34%     7.10%
             for Periods Ending 6/30/98
                 at Net Asset Value

The EAFE-Registered Trademark- (Europe, Australasia, and the Far East) Index is a group of unmanaged foreign securities. The index is compiled by Morgan Stanley Capital International. Source: Lipper Analytical Services, Inc.

           SEE IMPORTANT FUND AND INDEX DISCLOSURES INSIDE FRONT COVER

                      AIM GLOBAL TELECOMMUNICATIONS FUND

ANNUAL REPORT / FOR CONSIDERATION

WHY STAYING FULLY INVESTED
HAS BEEN THE WISEST COURSE

When the stock market turns volatile, many investors feel the impulse to pull their money out of mutual funds. The question then becomes when to get back in. Trying to guess the answer could be very costly.

No one, not even expert market watchers, can consistently predict what the market will do next. That's why AIM funds stay fully invested even in a down market, and we encourage investors to do the same.

For long-term investing, the stock market historically has offered the highest returns. For example, the Standard & Poor's Composite Index of 500 Stocks (S&P 500) has reported an annualized total return of 13.15% for the 50 years ending October 31, 1998. Those were five decades of wars, recessions, and political upheaval.

If you pull your money out whenever markets decline, you could miss some of the market's best days. In August 1998, investors withdrew $11 billion from U.S. mutual funds. Chances are, many of those investors did not put their money back into the market in time for the October rally. In fact, October 1998 turned out to be the strongest month for the Dow Jones Industrial Average in 11 years.

FOr international investors, here's another way to look at market timing: If you had invested a hypothetical $10,000 in the Europe, Australasia, and Far East Index tracked by Morgan Stanley Capital Internal on October 31, 1978, your money would have grown to $103,110 by October 31, 1998. That's an average annual total return of 12.37%. But suppose that during that 20-year period, there were times when you decided to get out of the market. If you missed the market's two best months, your return would have fallen to 10.83%, and your investment would be worth $78,214. If you had missed the market's five best months, your return would have dropped to 9.01% and your investment would be worth $56,149.

The more you try to time the market, the greater your chances of missing its biggest single-day gains. Keep focused on your financial goals and remember that time, not timing, is key to successful investing. Now may be a good time to visit your financial adviser to talk about your portfolio. Remember:

     -  think long-term
     -  diversify your investments
     -  avoid market timing
     -  maintain realistic expectations


PENALTY FOR MISSING THE MARKET
MSCI EAFE INDEX
Average annual total returns, 20 years ended 10/31/98

[Chart]



Fully invested 240 Months                12.37
Miss the 2 Best Months                   10.83
Miss the 5 Best Months                    9.01
Miss the 7 Best Months                    7.89
Miss the 9 Best Months                    6.81
Miss the 14 Best Months                   4.38


                       REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

To the Shareholders of AIM Global Telecommunications Fund (formerly GT Global Telecommunications Fund) and Board of Trustees of AIM Investment Funds (formerly G.T. Investment Funds, Inc.):

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Global Telecommunications Fund at October 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

                                                      PRICEWATERHOUSECOOPERS LLP

BOSTON, MASSACHUSETTS
DECEMBER 18, 1998

                            PORTFOLIO OF INVESTMENTS

                                October 31, 1998

--------------------------------------------------------------------------------

                                                                                          VALUE          % OF NET
EQUITY INVESTMENTS                                           COUNTRY      SHARES         (NOTE 1)         ASSETS
-----------------------------------------------------------  --------   -----------   --------------   -------------
Telephone Networks (32.9%)
  Telecom Italia S.p.A.: ..................................   ITLY               --               --         4.2
    Di Risp ...............................................   --          9,326,517   $   47,241,821          --
    Common ................................................   --          1,263,333        9,136,412          --
  MCI WorldCom, Inc.-/- ...................................   US            976,718       53,963,670         4.0
  GTE Corp. ...............................................   US            675,000       39,614,063         3.0
  NTL, Inc.-/- {\/} .......................................   UK            755,418       36,212,826         2.7
  Telefonica de Espana ....................................   SPN           787,666       35,576,704         2.7
  SPT Telecom-/- ..........................................   CZCH        1,948,398       29,501,433         2.2
  Nippon Telegraph & Telephone Corp. ......................   JPN             3,400       26,648,333         2.0
  Swisscom AG-/- ..........................................   SWTZ           61,203       20,738,356         1.6
  Deutsche Telekom AG .....................................   GER           644,000       17,556,208         1.3
  Helsingin Puhelin Oyj (Helsinki Telephone Corp.) ........   FIN           307,001       16,849,215         1.3
  BCE, Inc. ...............................................   CAN           463,025       15,699,324         1.2
  Carso Global Telecom "A1" ...............................   MEX         5,654,982       15,392,656         1.2
  Koninklijke KPN N.V. ....................................   NETH          348,000       13,526,502         1.0
  British Telecommunications PLC ..........................   UK          1,005,000       12,980,760         1.0
  France Telecom S.A. .....................................   FR            175,000       12,210,328         0.9
  Magyar Tavkozlesi Rt. - ADR{\/} .........................   HGRY          448,350       12,049,406         0.9
  Esat Telecom Group PLC - ADR-/- {\/} ....................   IRE           335,300       10,142,825         0.8
  Telecom Corporation of New Zealand Ltd. - Installment
   Receipts ...............................................   NZ          3,495,700        6,807,883         0.5
  Equant N.V.-/- {\/} .....................................   NETH           54,700        2,393,125         0.2
  Russian Telecommunications Development Corp.: ...........   RUS                --               --         0.2
    Non-Voting(.) -/- {\/} (::) ...........................   --            453,000        1,114,380          --
    Voting(.) -/- {\/} (::) ...............................   --            331,000          814,260          --
                                                                                      --------------
                                                                                         436,170,490
                                                                                      --------------
Wireless Communications (20.1%)
  Mannesmann AG ...........................................   GER           436,000       42,938,795         3.2
  Millicom International Cellular S.A.-/- {\/} {::} .......   LUX         1,035,000       34,543,125         2.6
  Vodafone Group PLC ......................................   UK          1,882,000       25,189,895         1.9
  Nextel Communications, Inc. "A"-/- ......................   US          1,190,700       21,581,438         1.6
  Orange PLC-/- ...........................................   UK          2,160,800       20,082,389         1.5
  NTT Mobile Communications ...............................   JPN               434       15,702,475         1.2
  Western Wireless Corp. "A"-/- ...........................   US            750,300       15,193,575         1.1
  Smartone Telecommunications .............................   HK          5,048,000       14,339,983         1.1
  WinStar Communications, Inc.-/- .........................   US            502,500       13,567,500         1.0
  Securicor PLC ...........................................   UK          1,550,007       11,462,324         0.9
  Grupo Iusacell S.A. "L" - ADR-/- {\/} ...................   MEX         1,663,700       11,437,938         0.9
  Netcom ASA-/- ...........................................   NOR           295,732        9,084,604         0.7
  AirTouch Communications, Inc.-/- ........................   US            158,800        8,892,800         0.7
  Advanced Info. Service - Foreign ........................   THAI          993,150        7,304,563         0.5
  ICO Global Communications (Holdings) Ltd. ...............   US            620,200        5,039,125         0.4
  Bell Canada International, Inc.-/- ......................   CAN           393,800        4,110,327         0.3
  Clearnet Communications, Inc. "A"-/- {\/} ...............   CAN           451,200        3,299,400         0.2
  STET Hellas Telecommunications S.A. - ADR-/- {\/} .......   GREC          108,650        2,852,063         0.2
  Microcell Telecommunications, Inc. "B"-/- {\/} ..........   CAN           296,400        1,537,575         0.1
  Telesp Celular Participacoes S.A.-/- ....................   BRZL       51,800,000          168,932          --

    The accompanying notes are an integral part of the financial statements.

                                October 31, 1998

--------------------------------------------------------------------------------

                                                                                          VALUE          % OF NET
EQUITY INVESTMENTS                                           COUNTRY      SHARES         (NOTE 1)         ASSETS
-----------------------------------------------------------  --------   -----------   --------------   -------------
Wireless Communications (Continued)
  Tele Sudeste Celular Participacoes S.A.-/- ..............   BRZL       51,800,000   $       99,883          --
  Tele Celular Sul Participacoes S.A.-/- ..................   BRZL       51,800,000           33,005          --
  Tele Centro Oeste Celular Participacoes S.A.-/- .........   BRZL       51,800,000           32,570          --
  Telemig Celular Participacoes S.A.-/- ...................   BRZL       51,800,000           31,702          --
  Tele Nordeste Celular Participacoes S.A.-/- .............   BRZL       51,800,000           19,542          --
  Tele Leste Celular Participacoes S.A.-/- ................   BRZL       51,800,000           16,068          --
  Tele Norte Celular Participacoes S.A.-/- ................   BRZL       51,800,000           10,423          --
  Telecommunicacoes Brasileiras S.A. (Telebras).-/- .......   BRZL       51,800,000            5,211          --
                                                                                      --------------
                                                                                         268,577,230
                                                                                      --------------
Telecom Equipment (10.6%)
  Nokia Oyj "A" ...........................................   FIN           533,320       48,642,599         3.6
  ECI Telecommunications Ltd.{\/} .........................   ISRL        1,213,000       40,180,625         3.0
  Tekelec-/- ..............................................   US          1,297,800       23,279,288         1.7
  Tellabs, Inc.-/- ........................................   US            290,000       15,950,000         1.2
  ANTEC Corp.-/- ..........................................   US            605,900       10,073,088         0.8
  Orckit Communications Ltd.-/- {\/} ......................   ISRL          225,000        2,896,875         0.2
  Netas Northern Electric Telekomunikayson AS: ............   TRKY               --               --         0.1
    Tradeable Receipts-/- .................................   --         74,844,000        1,664,182          --
    Common-/- .............................................   --         17,358,300          385,968          --
                                                                                      --------------
                                                                                         143,072,625
                                                                                      --------------
Telephone - Regional/Local (8.7%)
  SBC Communications ......................................   US          1,193,834       55,289,437         4.1
  Bell Atlantic Corp. .....................................   US            350,000       18,593,750         1.4
  ICG Communications, Inc.-/- .............................   US            706,200       14,609,513         1.1
  Intermedia Communications of Florida, Inc.-/- ...........   US            681,100       12,600,350         0.9
  BellSouth Corporation ...................................   US            115,000        9,178,438         0.7
  MetroNet Communications Corp. "B"-/- {\/} ...............   CAN           146,200        3,362,600         0.3
  Telesp Participacoes S.A.-/- ............................   BRZL       51,800,000          929,343         0.1
  ING Barings Russian Regional Telecommunications Basket
   Bridge Certificates-/- {=} {\/} ........................   RUS             1,749          802,039         0.1
  Tele Norte Leste Participacoes S.A.-/- ..................   BRZL       51,800,000          290,962          --
  Tele Centro Sul Participacoes S.A.-/- ...................   BRZL       51,800,000          238,850          --
                                                                                      --------------
                                                                                         115,895,282
                                                                                      --------------
Cable Television (4.5%)
  Comcast Corp. "A" .......................................   US            604,300       29,837,313         2.2
  Tele-Communications, Inc. "A"-/- ........................   US            604,100       25,447,713         1.9
  United International Holdings, Inc. "A"-/- ..............   US            365,800        4,755,400         0.4
                                                                                      --------------
                                                                                          60,040,426
                                                                                      --------------
Multi-Industry (2.9%)
  Vivendi .................................................   FR            168,500       38,501,630         2.9
                                                                                      --------------
Telecom - Other (2.8%)
  Cable & Wireless Communications PLC-/- ..................   UK          5,009,945       37,719,178         2.8
                                                                                      --------------

    The accompanying notes are an integral part of the financial statements.

                                October 31, 1998

--------------------------------------------------------------------------------

                                                                                          VALUE          % OF NET
EQUITY INVESTMENTS                                           COUNTRY      SHARES         (NOTE 1)         ASSETS
-----------------------------------------------------------  --------   -----------   --------------   -------------
Broadcasting & Publishing (2.7%)
  Time Warner, Inc. .......................................   US            200,000   $   18,562,500         1.4
  EchoStar Communications Corp. "A"-/- {::} ...............   US            609,200       16,448,400         1.2
  Sistem Televisyen Malaysia Bhd. .........................   MAL         3,573,000          713,033         0.1
                                                                                      --------------
                                                                                          35,723,933
                                                                                      --------------
Telecom Technology (1.2%)
  Uniphase Corp.-/- .......................................   US            284,800       14,097,600         1.1
  Three-Five Systems, Inc.-/- {::} ........................   US            164,900        1,442,875         0.1
                                                                                      --------------
                                                                                          15,540,475
                                                                                      --------------
Networking (0.8%)
  3Com Corp.-/- ...........................................   US            315,000       11,359,688         0.8
                                                                                      --------------
Computers & Peripherals (0.6%)
  NEC Corp. ...............................................   JPN         1,000,000        7,416,638         0.6
                                                                                      --------------
Telephone - Long Distance (0.3%)
  Global Crossing Ltd.-/- .................................   US            142,500        4,096,875         0.3
  Embratel Participacoes S.A.-/- ..........................   BRZL       51,800,000          399,531          --
                                                                                      --------------
                                                                                           4,496,406
                                                                                      --------------       -----

TOTAL EQUITY INVESTMENTS (cost $911,835,870) ..............                            1,174,514,001        88.1
                                                                                      --------------       -----

                                                                         PRINCIPAL        VALUE          % OF NET
FIXED INCOME INVESTMENTS                                     CURRENCY     AMOUNT         (NOTE 1)         ASSETS
-----------------------------------------------------------  --------   -----------   --------------   -------------
Government & Government Agency Obligations (4.3%)
  United States (4.3%)
    United States Strip Principal due 8/15/20 (cost
     $60,068,002) .........................................   USD       199,000,000       57,556,300         4.3
                                                                                      --------------       -----

                                                                          NO. OF          VALUE          % OF NET
WARRANTS                                                     COUNTRY     WARRANTS        (NOTE 1)         ASSETS
-----------------------------------------------------------  --------   -----------   --------------   -------------
  American Satellite Network Warrants, expire 1/1/99 (cost
   $0)(.) (::) ............................................   US             65,825               --          --
                                                                                      --------------       -----
    WIRELESS COMMUNICATIONS

    The accompanying notes are an integral part of the financial statements.

                                October 31, 1998

--------------------------------------------------------------------------------

                                                                                          VALUE          % OF NET
REPURCHASE AGREEMENTS                                                                    (NOTE 1)         ASSETS
-----------------------------------------------------------                           --------------   -------------
  Dated October 30, 1998, with State Street Bank & Trust
   Co.,
    due November 2, 1998, for an effective yield of 5.3%,
     collateralized by $47,040,000 U.S Treasury Notes,
     6.375% due 8/15/02 (market value of collateral is
     $51,003,590, including accrued interest). ............                           $   50,000,000         3.7
  Dated October 30, 1998, with State Street Bank & Trust
   Co.,
    due November 2, 1998, for an effective yield of 5.3%,
     collateralized by $24,860,000 U.S. Treasury Notes,
     5.375% due 1/31/00 (market value of collateral is
     $25,505,067, including accrued interest). ............                               25,000,000         1.9
  Dated October 30, 1998, with State Street Bank & Trust
   Co.,
    due November 2, 1998, for an effective yield of 5.3%,
     collateralized by $19,640,000 U.S. Treasury Notes,
     5.25% due 1/31/01 (market value of collateral is
     $20,315,400, including accrued interest). ............                               19,915,000         1.5
                                                                                      --------------       -----

TOTAL REPURCHASE AGREEMENTS (cost $94,915,000) ............                               94,915,000         7.1
                                                                                      --------------       -----

TOTAL INVESTMENTS (cost $1,066,818,872)  * ................                            1,326,985,301        99.5
Other Assets and Liabilities ..............................                                6,390,559         0.5
                                                                                      --------------       -----

NET ASSETS ................................................                           $1,333,375,860       100.0
                                                                                      --------------       -----
                                                                                      --------------       -----

--------------

       {\/}  U.S. currency denominated.
        -/-  Non-income producing security.
        {=} Issued by ING Barings, the value of which is linked to the underlying value of a basket of shares issued by Russian regional telephone companies.
       (::) Valued in good faith at fair value using procedures approved by the Board of Trustees (See Note 1 of Notes to Financial Statements).
       {::}  See Note 6 of Notes to Financial Statements.
        (.) Restricted Securities: At October 31, 1998 the Fund owned the following restricted securities constituting less than .2% of net assets which may not be publicly sold without registration under the Securities Act of 1933 (Note 1). Additional information on the securities is as follows:

                                                                                                  VALUE
                                                              ACQUISITION                       PER SHARE
DESCRIPTION                                                      DATE      SHARES      COST     (NOTE 1)
------------------------------------------------------------  -----------  -------  ----------  ---------
American Satellite Network Warrants, expire 1/1/99..........   12/31/93     65,825          --       --
Russian Telecommunications Development Corp.:
  Non-voting................................................   12/22/93    453,000  $4,530,000    $2.46
  Voting....................................................   12/22/93    331,000   3,310,000     2.46

          * For Federal income tax purposes, cost is $1,071,126,276 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $ 331,853,916
                 Unrealized depreciation:           (75,994,891)
                                                  -------------
                 Net unrealized appreciation:     $ 255,859,025
                                                  -------------
                                                  -------------

    Abbreviation:
    ADR--American Depositary Receipt

    The accompanying notes are an integral part of the financial statements.

                                October 31, 1998

--------------------------------------------------------------------------------
The Fund's Portfolio of Investments at October 31, 1998, was concentrated in the following countries:

                                               PERCENTAGE OF NET ASSETS {D}
                                        -------------------------------------------
                                                 FIXED INCOME    SHORT-TERM
COUNTRY (COUNTRY CODE/CURRENCY CODE)    EQUITY    & WARRANTS      & OTHER     TOTAL
--------------------------------------  ------   -------------   ----------   -----
Brazil (BRZL/BRL) ....................    0.1                                   0.1
Canada (CAN/CAD) .....................    2.1                                   2.1
Czech Republic (CZCH/CSK) ............    2.2                                   2.2
Finland (FIN/FIM) ....................    4.9                                   4.9
France (FR/FRF) ......................    3.8                                   3.8
Germany (GER/DEM) ....................    4.5                                   4.5
Greece (GREC/GRD) ....................    0.2                                   0.2
Hong Kong (HK/HKD) ...................    1.1                                   1.1
Hungary (HGRY/HUF) ...................    0.9                                   0.9
Ireland (IRE/IEP) ....................    0.8                                   0.8
Israel (ISRL/ILS) ....................    3.2                                   3.2
Italy (ITLY/ITL) .....................    4.2                                   4.2
Japan (JPN/JPY) ......................    3.8                                   3.8
Luxembourg (LUX/LUF) .................    2.6                                   2.6
Malaysia (MAL/MYR) ...................    0.1                                   0.1
Mexico (MEX/MXN) .....................    2.1                                   2.1
Netherlands (NETH/NLG) ...............    1.2                                   1.2
New Zealand (NZ/NZD) .................    0.5                                   0.5
Norway (NOR/NOK) .....................    0.7                                   0.7
Russia (RUS/SUR) .....................    0.3                                   0.3
Spain (SPN/ESP) ......................    2.7                                   2.7
Switzerland (SWTZ/CHF) ...............    1.6                                   1.6
Thailand (THAI/THB) ..................    0.5                                   0.5
Turkey (TRKY/TRL) ....................    0.1                                   0.1
United Kingdom (UK/GBP) ..............   10.8                                  10.8
United States (US/USD) ...............   33.1         4.3            7.6       45.0
                                        ------        ---            ---      -----
Total  ...............................   88.1         4.3            7.6      100.0
                                        ------        ---            ---      -----
                                        ------        ---            ---      -----

--------------

{d}  Percentages indicated are based on net assets of $1,333,375,860.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                 FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING
                                OCTOBER 31, 1998

                                          MARKET VALUE                             UNREALIZED
                                              (U.S.        CONTRACT    DELIVERY   APPRECIATION
CONTRACTS TO SELL:                          DOLLARS)         PRICE       DATE    (DEPRECIATION)
----------------------------------------  -------------   -----------  --------  ---------------
British Pounds..........................   41,628,230         0.60131  11/30/98   $    (51,980)
Italian Liras...........................   25,888,897      1601.49000  12/21/98        586,448
Japanese Yen............................    9,023,719       134.95500  11/12/98     (1,243,348)
Japanese Yen............................    8,164,318       130.86250  11/12/98       (904,789)
Japanese Yen............................    7,304,916       118.69000  11/12/98       (143,403)
Japanese Yen............................    2,148,504       134.52000  11/12/98       (290,045)
                                          -------------                          ---------------
  Total Contracts to Sell (Receivable
   amount $92,111,467)..................   94,158,584                               (2,047,117)
                                          -------------                          ---------------
THE VALUE OF CONTRACTS TO SELL AS A
 PERCENTAGE OF NET ASSETS IS 7.06%.
  Total Open Forward Foreign Currency
   Contracts............................                                          $ (2,047,117)
                                                                                 ---------------
                                                                                 ---------------

----------------
See Note 1 to the financial statements.

    The accompanying notes are an integral part of the financial statements.

                              STATEMENT OF ASSETS
                                 AND LIABILITIES
                                October 31, 1998

--------------------------------------------------------------------------------

Assets:
  Investments in securities, at value (cost $1,066,818,872) (Note 1)........................  $1,326,985,301
  U.S. currency................................................................  $       638
  Foreign currencies (cost $12,115,289)........................................   12,098,850      12,099,488
                                                                                 -----------
  Receivable for securities sold............................................................       4,998,458
  Receivable for Fund shares sold...........................................................       1,108,983
  Dividends and dividend withholding tax reclaims receivable................................         928,347
  Interest receivable.......................................................................          27,947
                                                                                              --------------
    Total assets............................................................................   1,346,148,524
                                                                                              --------------
Liabilities:
  Payable for Fund shares repurchased.......................................................       5,144,176
  Payable for open forward foreign currency contracts, net (Note 1).........................       2,047,117
  Payable for service and distribution expenses (Note 2)....................................       1,857,913
  Payable for transfer agent fees (Note 2)..................................................       1,354,901
  Payable for investment management and administration fees (Note 2)........................         992,645
  Payable for forward foreign currency contracts -- closed (Note 1).........................         689,048
  Payable for custodian fees................................................................         287,512
  Payable for printing and postage expenses.................................................         168,175
  Payable for registration and filing fees..................................................          60,980
  Payable for professional fees.............................................................          57,782
  Payable for fund accounting fees (Note 2).................................................          31,491
  Payable for Trustees' fees and expenses (Note 2)..........................................          23,244
  Other accrued expenses....................................................................          57,680
                                                                                              --------------
    Total liabilities.......................................................................      12,772,664
                                                                                              --------------
Net assets..................................................................................  $1,333,375,860
                                                                                              --------------
                                                                                              --------------
Class A:
Net asset value and redemption price per share ($713,903,569 DIVIDED BY 43,840,500 shares
 outstanding)...............................................................................  $        16.28
                                                                                              --------------
                                                                                              --------------
Maximum offering price per share (100/95.25 of $16.28) *....................................  $        17.09
                                                                                              --------------
                                                                                              --------------
Class B:+
Net asset value and offering price per share ($614,715,460 DIVIDED BY 39,008,010 shares
 outstanding)...............................................................................  $        15.76
                                                                                              --------------
                                                                                              --------------
Advisor Class:
Net asset value, offering price per share, and redemption price per share ($4,756,831
 DIVIDED BY 286,313 shares outstanding).....................................................  $        16.61
                                                                                              --------------
                                                                                              --------------
Net assets consist of:
  Paid in capital (Note 4)..................................................................  $1,003,778,129
  Undistributed net investment income.......................................................           5,534
  Accumulated net realized gain on investments and foreign currency transactions............      71,483,704
  Net unrealized depreciation on translation of assets and liabilities in foreign
   currencies...............................................................................      (2,057,936)
  Net unrealized appreciation of investments................................................     260,166,429
                                                                                              --------------
Total -- representing net assets applicable to capital shares outstanding...................  $1,333,375,860
                                                                                              --------------
                                                                                              --------------

--------------
   * On sales of $50,000 or more, the offering price is reduced.
   + Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

                            STATEMENT OF OPERATIONS

                          Year ended October 31, 1998

--------------------------------------------------------------------------------

Investment income: (Note 1)
  Dividend income (net of foreign withholding tax of $859,719)...............................  $  9,991,960
  Interest income............................................................................     3,702,326
  Securities lending income..................................................................     1,645,390
                                                                                               ------------
    Total investment income..................................................................    15,339,676
                                                                                               ------------
Expenses:
  Investment management and administration fees (Note 2).....................................    15,344,878
  Service and distribution expenses:(Note 2)
    Class A....................................................................  $  4,293,131
    Class B....................................................................     7,582,290    11,875,421
                                                                                 ------------
  Transfer agent fees (Note 2)...............................................................     4,714,560
  Printing and postage expenses..............................................................       761,235
  Custodian fees.............................................................................       641,305
  Fund accounting fees (Note 2)..............................................................       437,627
  Professional fees..........................................................................       207,125
  Registration and filing fees...............................................................       106,215
  Trustees' fees and expenses (Note 2).......................................................        34,900
  Other expenses.............................................................................       113,524
                                                                                               ------------
    Total expenses before reductions.........................................................    34,236,790
                                                                                               ------------
      Expense reductions (Note 5)............................................................      (109,953)
                                                                                               ------------
    Total net expenses.......................................................................    34,126,837
                                                                                               ------------
Net investment loss..........................................................................   (18,787,161)
                                                                                               ------------
Net realized and unrealized gain (loss) on investments and foreign currencies:
  (Note 1)
  Net realized gain on investments.............................................    71,036,101
  Net realized gain on foreign currency transactions...........................       112,098
                                                                                 ------------
    Net realized gain during the year........................................................    71,148,199
  Net change in unrealized depreciation on translation of assets and
   liabilities in foreign currencies...........................................       689,850
  Net change in unrealized appreciation of investments.........................   (65,785,548)
                                                                                 ------------
    Net unrealized depreciation during the year..............................................   (65,095,698)
                                                                                               ------------
Net realized and unrealized gain on investments and foreign currencies.......................     6,052,501
                                                                                               ------------
Net decrease in net assets resulting from operations.........................................  $(12,734,660)
                                                                                               ------------
                                                                                               ------------

    The accompanying notes are an integral part of the financial statements.

                      STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                                YEAR ENDED         YEAR ENDED
                                                                             OCTOBER 31, 1998   OCTOBER 31, 1997
                                                                             ----------------   ----------------
Increase/(decrease) in net assets
Operations:
  Net investment loss......................................................   $   (18,787,161)   $   (23,856,621)
  Net realized gain on investments and foreign currency transactions.......        71,148,199        120,426,746
  Net change in unrealized appreciation (depreciation) on translation of
   assets and liabilities in foreign currencies............................           689,850         (7,132,389)
  Net change in unrealized appreciation (depreciation) of investments......       (65,785,548)       217,773,979
                                                                             ----------------   ----------------
    Net increase (decrease) in net assets resulting from operations........       (12,734,660)       307,211,715
                                                                             ----------------   ----------------
Class A:
Distributions to shareholders: (Note 1)
  From net realized gain on investments....................................       (59,979,418)       (95,676,425)
Class B:
Distributions to shareholders: (Note 1)
  From net realized gain on investments....................................       (54,057,223)       (83,596,023)
Advisor Class:
Distributions to shareholders: (Note 1)
  From net realized gain on investments....................................          (239,075)          (176,806)
                                                                             ----------------   ----------------
    Total distributions....................................................      (114,275,716)      (179,449,254)
                                                                             ----------------   ----------------
Capital share transactions: (Note 4)
  Increase from capital shares sold and reinvested.........................     2,274,548,973      1,783,734,946
  Decrease from capital shares repurchased.................................    (2,535,281,796)    (2,403,405,013)
                                                                             ----------------   ----------------
    Net decrease from capital share transactions...........................      (260,732,823)      (619,670,067)
                                                                             ----------------   ----------------
Total decrease in net assets...............................................      (387,743,199)      (491,907,606)
Net assets:
  Beginning of year........................................................     1,721,119,059      2,213,026,665
                                                                             ----------------   ----------------
  End of year *............................................................   $ 1,333,375,860    $ 1,721,119,059
                                                                             ----------------   ----------------
                                                                             ----------------   ----------------
 * Includes undistributed net investment income of:........................   $         5,534    $         5,534
                                                                             ----------------   ----------------
                                                                             ----------------   ----------------

    The accompanying notes are an integral part of the financial statements.

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.


                                                                   CLASS A
                                          ----------------------------------------------------------
                                                            YEAR ENDED OCTOBER 31,
                                          ----------------------------------------------------------
                                           1998 (d)    1997 (d)    1996 (d)      1995      1994 (d)
                                          ----------  ----------  ----------  ----------  ----------
Per Share Operating Performance:
Net asset value, beginning of period....  $   18.04   $   16.69   $   16.42   $   17.80   $   16.92
                                          ----------  ----------  ----------  ----------  ----------
Income from investment operations:
  Net investment income (loss)..........      (0.17)      (0.17)      (0.13)      (0.09)      (0.01)
  Net realized and unrealized gain
   (loss) on investments................      (0.39)       2.93        1.22       (0.43)       1.17
                                          ----------  ----------  ----------  ----------  ----------
    Net increase (decrease) from
     investment operations..............      (0.56)       2.76        1.09       (0.52)       1.16
                                          ----------  ----------  ----------  ----------  ----------
Distributions to shareholders:
  From net investment income............         --          --          --          --       (0.01)
  From net realized gain on
   investments..........................      (1.20)      (1.41)      (0.82)      (0.86)      (0.27)
                                          ----------  ----------  ----------  ----------  ----------
Total distributions.....................      (1.20)      (1.41)      (0.82)      (0.86)      (0.28)
                                          ----------  ----------  ----------  ----------  ----------
Net asset value, end of period..........  $   16.28   $   18.04   $   16.69   $   16.42   $   17.80
                                          ----------  ----------  ----------  ----------  ----------
                                          ----------  ----------  ----------  ----------  ----------

Total investment return (c).............      (3.16)%     17.70%       7.00%      (2.88)%      7.02%
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $ 713,904   $ 910,801   $1,204,428  $1,353,722  $1,644,402
Ratio of net investment income (loss) to
 average net assets:
  With expense reductions (Notes 5).....      (0.92)%     (1.01)%     (0.84)%     (0.49)%     (0.02)%
  Without expense reductions............      (0.93)%     (1.06)%     (0.89)%     (0.55)%       N/A
Ratio of expenses to average net assets:
  With expense reductions (Notes 5).....       1.87%       1.79%       1.74%       1.77%       1.80%
  Without expense reductions............       1.88%       1.84%       1.79%       1.83%        N/A
Portfolio turnover rate++...............         75%         35%         37%         62%         57%

----------------

 (a) Annualized
 (b) Not Annualized
 (c) Total investment return does not include sales charge.
 (d) These selected per share data were calculated based upon the average shares outstanding during the period.
  + Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++ Portfolio turnover rates are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.


                                                                   CLASS B
                                          ----------------------------------------------------------
                                                            YEAR ENDED OCTOBER 31,
                                          ----------------------------------------------------------
                                           1998 (d)    1997 (d)    1996 (d)      1995      1994 (d)
                                          ----------  ----------  ----------  ----------  ----------
Per Share Operating Performance:
Net asset value, beginning of period....  $   17.58   $   16.37   $   16.20   $   17.66   $   16.87
                                          ----------  ----------  ----------  ----------  ----------
Income from investment operations:
  Net investment income (loss)..........      (0.25)      (0.25)      (0.23)      (0.17)      (0.10)
  Net realized and unrealized gain
   (loss) on investments................      (0.37)       2.87        1.22       (0.43)       1.17
                                          ----------  ----------  ----------  ----------  ----------
    Net increase (decrease) from
     investment operations..............      (0.62)       2.62        0.99       (0.60)       1.07
                                          ----------  ----------  ----------  ----------  ----------
Distributions to shareholders:
  From net investment income............         --          --          --          --       (0.01)
  From net realized gain on
   investments..........................      (1.20)      (1.41)      (0.82)      (0.86)      (0.27)
                                          ----------  ----------  ----------  ----------  ----------
Total distributions.....................      (1.20)      (1.41)      (0.82)      (0.86)      (0.28)
                                          ----------  ----------  ----------  ----------  ----------
Net asset value, end of period..........  $   15.76   $   17.58   $   16.37   $   16.20   $   17.66
                                          ----------  ----------  ----------  ----------  ----------
                                          ----------  ----------  ----------  ----------  ----------

Total investment return (c).............      (3.67)%     17.15%       6.46%      (3.37)%      6.50%
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $ 614,715   $ 805,535   $1,007,654  $1,111,520  $1,184,081
Ratio of net investment income (loss) to
 average net assets:
  With expense reductions (Notes 5).....      (1.42)%     (1.51)%     (1.34)%     (0.99)%     (0.52)%
  Without expense reductions............      (1.43)%     (1.56)%     (1.39)%     (1.05)%       N/A
Ratio of expenses to average net assets:
  With expense reductions (Notes 5).....       2.37%       2.29%       2.24%       2.27%       2.30%
  Without expense reductions............       2.38%       2.34%       2.29%       2.33%        N/A
Portfolio turnover rate++...............         75%         35%         37%         62%         57%

----------------

 (a) Annualized
 (b) Not Annualized
 (c) Total investment return does not include sales charge.
 (d) These selected per share data were calculated based upon the average shares outstanding during the period.
  + Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++ Portfolio turnover rates are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                             ADVISOR CLASS+
                                          -----------------------------------------------------
                                                YEAR ENDED OCTOBER 31,           JUNE 1, 1995
                                          -----------------------------------         TO
                                           1998 (d)    1997 (d)    1996 (d)    OCTOBER 31, 1995
                                          ----------  ----------  -----------  ----------------
Per Share Operating Performance:
Net asset value, beginning of period....  $   18.28   $   16.81    $   16.46      $   15.24
                                          ----------  ----------  -----------      --------
Income from investment operations:
  Net investment income (loss)..........      (0.08)      (0.09)       (0.05)            --
  Net realized and unrealized gain
   (loss) on investments................      (0.39)       2.97         1.22           1.22
                                          ----------  ----------  -----------      --------
    Net increase (decrease) from
     investment operations..............      (0.47)       2.88         1.17           1.22
                                          ----------  ----------  -----------      --------
Distributions to shareholders:
  From net investment income............         --          --           --             --
  From net realized gain on
   investments..........................      (1.20)      (1.41)       (0.82)            --
                                          ----------  ----------  -----------      --------
Total distributions.....................      (1.20)      (1.41)       (0.82)            --
                                          ----------  ----------  -----------      --------
Net asset value, end of period..........  $   16.61   $   18.28    $   16.81      $   16.46
                                          ----------  ----------  -----------      --------
                                          ----------  ----------  -----------      --------

Total investment return (c).............      (2.59)%     18.33%        7.49%          7.94 % (b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $   4,757   $   4,783    $     945      $     681
Ratio of net investment income (loss) to
 average net assets:
  With expense reductions (Notes 5).....      (0.42)%     (0.51)%      (0.34)%         0.01 % (a)
  Without expense reductions............      (0.43)%     (0.56)%      (0.39)%        (0.05)% (a)
Ratio of expenses to average net assets:
  With expense reductions (Notes 5).....       1.37%       1.29%        1.24%          1.27 % (a)
  Without expense reductions............       1.38%       1.34%        1.29%          1.33 % (a)
Portfolio turnover rate++...............         75%         35%          37%            62 %

----------------

 (a) Annualized
 (b) Not Annualized
 (c) Total investment return does not include sales charge.
 (d) These selected per share data were calculated based upon the average shares outstanding during the period.
  + Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++ Portfolio turnover rates are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

                                    NOTES TO
                              FINANCIAL STATEMENTS
                                October 31, 1998

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES (SEE ALSO NOTE 2)
AIM Global Telecommunications Fund (the "Fund"), formerly, GT Global Telecommunications Fund, is a separate series of AIM Investment Funds (the "Trust"), formerly G.T. Investment Funds, Inc. The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company. The Trust has thirteen series of shares in operation, each series corresponding to a distinct portfolio of investments.

The Fund offers Class A, Class B, and Advisor Class shares, each of which has equal rights as to assets and voting privileges except that Class A and Class B each has exclusive voting rights with respect to its distribution plan. Investment income, realized and unrealized capital gains and losses, and the common expenses of the Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its respective service and distribution expenses, and may differ in its transfer agent, registration, and certain other class-specific fees and expenses.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Fund in the preparation of the financial statements.

(A) PORTFOLIO VALUATION
The Fund calculates the net asset value of and completes orders to purchase, exchange or repurchase Fund shares on each business day, with the exception of those days on which the New York Stock Exchange is closed.

Equity securities are valued at the last sale price on the exchange on which such securities are traded, or on the principal over-the-counter market on which such securities are traded, as of the close of business on the day the securities are being valued, or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by A I M Advisors, Inc. (the "Manager") to be the primary market.

Fixed income investments are valued at the mean of representative quoted bid and ask prices for such investments or, if such prices are not available, at prices for investments of comparative maturity, quality and type; however, when the Manager deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term investments are valued at amortized cost adjusted for foreign exchange translation and market fluctuation, if any.

Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sale) are valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees.

Portfolio securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rates, except that when an occurrence subsequent to the time a value was so established is likely to have materially changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Trust's Board of Trustees.

(B) FOREIGN CURRENCY TRANSLATION
The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the Fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at year end, resulting from changes in exchange rates.

(C) REPURCHASE AGREEMENTS
With respect to repurchase agreements entered into by the Fund, it is the Fund's policy to always receive, as collateral, United States government securities or other high quality debt securities of which the value, including accrued interest, is at least equal to the amount to be repaid to the Fund under each agreement at its maturity.

(D) FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract ("Forward Contract") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward Contract fluctuates with changes in currency exchange rates. The Forward Contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the Forward Contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. Forward Contracts involve market risk in excess of the amount shown in the Fund's "Statement of Assets and Liabilities". The Fund could be exposed to risk if a counter party is unable to meet the terms of the contract or if the value of the currency changes unfavorably. The Fund may enter into Forward Contracts in connection with planned purchases or sales of securities, or to hedge against adverse fluctuations in exchange rates between currencies.

(E) OPTION ACCOUNTING PRINCIPLES
When the Fund writes a call or put option, an amount equal to the premium received is included in the Fund's "Statement of Assets and Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. The current market value of an option listed on a traded exchange is valued at its last bid price, or, in the case of an over-the-counter option, is valued at the average of the last bid prices obtained from brokers, unless a quotation from only one broker is available, in which case only that broker's price will be used. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased would be decreased by the premium originally received. The Fund can write options only on a covered basis, which, for a call, requires that the Fund hold the underlying security and, for a put, requires the Fund to set aside cash, U.S. government securities or other liquid securities in an amount not less than the exercise price, or otherwise provide adequate cover at all times while the put option is outstanding. The Fund may use options to manage its exposure to the stock market and to fluctuations in currency values or interest rates.

The premium paid by the Fund for the purchase of a call or put option is included in the Fund's "Statement of Assets and Liabilities" as an investment and subsequently "marked-to-market" to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity of profit if the market value of the underlying security or index increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market value of the underlying security or index decreases and the option is exercised. In addition, there is the risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(F) FUTURES CONTRACTS
A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract the Fund is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the underlying securities may not correlate to the change in value of the contracts. The Fund may use futures contracts to manage its exposure to the stock market and to fluctuations in currency values or interest rates.

(G) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on a first-in, first-out-basis, unless otherwise specified. Dividends are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Where a high level of uncertainty exists as to its collection, income is recorded net of all withholding tax with any rebate recorded when received. The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

(H) PORTFOLIO SECURITIES LOANED
At October 31, 1998, stocks with an aggregate value of $131,247,071 were on loan to brokers. The loans were secured by cash collateral of $135,796,495 received by the Fund. For the year ended October 31, 1998, the Fund received fees of $1,645,390.

For international securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by the Fund against loaned securities in the amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. The cash collateral is invested in a securities lending trust which consists of a portfolio of high quality short duration securities whose average effective duration is restricted to 120 days or less.

(I) TAXES
It is the intended policy of the Fund to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, unrealized appreciation of securities held, or excise tax on income and capital gains.

(J) DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded by the Fund on the ex-date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund and timing differences.

(K) FOREIGN SECURITIES
There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. The Fund's investment in emerging market countries may involve greater risks than investments in more developed markets and the price of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.

In addition, the Fund's policy of concentrating its investments in companies in the telecommunications industry subject the Fund to greater risk than a fund that is more diversified.

(L) INDEXED SECURITIES
The Fund may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

(M) RESTRICTED SECURITIES
The Fund is permitted to invest in privately placed restricted securities. These securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the year, restricted securities, if any, (excluding 144A issues), are shown at the end of the Fund's Portfolio of Investments.

(N) LINE OF CREDIT
The Fund, along with certain other funds advised and/or administered by the Manager, has a line of credit with each of BankBoston and State Street Bank and Trust Company. The arrangements with the banks allow the Fund and certain other Funds to borrow, on a first come, first serve basis, an aggregate maximum amount of $250,000,000. The Fund is limited to borrowing up to 33 1/3% of the value of the Fund's total assets. At October 31, 1998, the Fund had no loans outstanding.

For the year ended October 31, 1998, the weighted average outstanding daily balance of bank loans (based on the number of days the loans were outstanding) was $11,141,844, with a weighted average interest rate of 6.30%. Interest expense for the year ended October 31, 1998 was $62,397 and is included in "Other Expenses" on the Statement of Operations.

2. RELATED PARTIES
A I M Advisors, Inc. (the "Manager"), an indirect wholly-owned subsidiary of AMVESCAP PLC, is the Fund's investment manager and administrator. As of the close of business on May 29, 1998, Liechtenstein Global Trust AG ("LGT"), the former indirect parent organization of Chancellor LGT Asset Management, Inc. ("Chancellor LGT") consummated a purchase agreement with AMVESCAP PLC pursuant to which AMVESCAP PLC acquired LGT's Asset Management Division, which included Chancellor LGT and certain other affiliates. A I M Distributors, Inc. ("AIM Distributors"), a wholly-owned subsidiary of the Manager, is the Fund's distributor as of the close of business on May 29, 1998. The Trust was reorganized from a Maryland corporation into a Delaware business trust on September 8, 1998. Finally, as of the close of business on September 4, 1998, A I M Fund Services, Inc. ("AFS"), an affiliate of the Manager and AIM Distributors, replaced GT Global Investor Services, Inc. ("GT Services") as the transfer agent of the Fund.

The Fund pays investment management and administration fees to the Manager at the annualized rate of 0.975% on the first $500 million of average daily net assets of the Fund; 0.95% on the next $500 million; 0.925% on the next $500 million; and 0.90% on amounts thereafter. These fees are computed daily and paid monthly.

AIM Distributors, an affiliate of the Manager, serves as the Fund's distributor. For the period ended May 29, 1998, GT Global, Inc. ("GT Global") served as the Fund's distributor. The Fund offers Class A, Class B, and Advisor Class shares for purchase.

Class A shares are subject to initial sales charges imposed at the time of purchase, in accordance with the schedule included in the Fund's current prospectus. AIM Distributors collects the sales charges imposed on sales of Class A shares, and reallows a portion of such charges to dealers through which the sales are made. For the year ended October 31, 1998. AIM Distributors and GT Global retained sales charges of $36,792 and $44,312, respectively. Purchases of Class A shares exceeding $1,000,000 may be subject to a contingent deferred sales charge ("CDSC") upon redemption, in accordance with the Fund's current prospectus. AIM Distributors and GT Global collected CDSCs for the year ended October 31, 1998 of $1,565 and $28,868, respectively. AIM Distributors also makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class A shares.

Class B shares are not subject to initial sales charges. When Class B shares are sold, AIM Distributors, from its own resources, pays commissions to dealers through which the sales are made. Certain redemptions of Class B shares made within six years of purchase are subject to CDSCs, in accordance with the Fund's current prospectus. For the year ended October 31, 1998, AIM Distributors and GT Global collected CDSCs in the amount of $896,639 and $2,022,934, respectively. In addition, AIM Distributors makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class B shares.

For the period ended May 29, 1998, pursuant to the then effective separate distribution plans adopted under the 1940 Act Rule 12b-1 by the Trust's Board of Trustees with respect to the Fund's Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), the Fund reimbursed GT Global for a portion of its shareholder servicing and distribution expenses. Under the Class A Plan, the Fund was permitted to pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class A shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and was permitted to pay GT Global a distribution fee at the annualized rate of up to 0.50% of the average daily net assets of the Fund's Class A shares, less any amounts paid by the Fund as the aforementioned service fee, for GT Global's expenditures incurred in providing services as distributor. All expenses for which GT Global was reimbursed under the Class A Plan would have been incurred within one year of such reimbursement.

For the period ended May 29, 1998, pursuant to the Class B Plan, the Fund was permitted to pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and was permitted to pay GT Global a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in providing services as distributor. Expenses incurred under the Class B Plan in excess of 1.00% annually were permitted to be carried forward for reimbursement in subsequent years as long as that Plan continued in effect.

Effective as of the close of business May 29, 1998, pursuant to Rule 12b-1 under the 1940 Act, the Trust's Board of Trustees adopted a Master Distribution Plan applicable to the Fund's Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), pursuant to which the Fund compensates AIM Distributors for the purpose of financing any activity that is intended to result in the sale of Class A or Class B shares of the Fund. Under the Class A Plan, the Fund compensates AIM Distributors at the annualized rate of 0.50% of the average daily net assets of the Fund's Class A shares. Under the Class B Plan, the Fund compensates AIM Distributors at an annualized rate of 1.00% of the average daily net assets of the Fund's Class B shares.

The Class A Plan and the Class B Plan (together, the "Plans") are designed to compensate AIM Distributors for certain promotional and other sales-related costs, and to implement a dealer incentive program that provides for periodic payments to selected dealers who furnish continuing personal shareholder services to their customers who purchase and own Class A and Class B shares of the Fund. Payments also can be directed by AIM Distributors to financial institutions who have entered into service agreements with respect to Class A and Class B shares of the Fund and who provide continuing personal services to their customers who own Class A and Class B shares of the Fund. The service fees payable to selected financial institutions are calculated at the annual rate of 0.25% of the average daily net asset value of those Fund shares that are held in such institution's customers' accounts that were purchased on or after a prescribed date set forth in the Plans.

The Manager and AIM Distributors voluntarily have undertaken to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary expense) to the maximum annual rate of 2.00%, 2.50%, and 1.50% of the average daily net assets of the Fund's Class A, Class B, and Advisor Class shares, respectively. If necessary, this limitation will be effected by waivers by the Manager of investment management and administration fees, waivers by AIM Distributors of payments under the Class A Plan and/or Class B Plan and/or reimbursements by the Manager or AIM Distributors of portions of the Fund's other operating expenses.

Effective as of the close of business September 4, 1998, the Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") an annualized fee of $24.85 per shareholder accounts that are open during any monthly period (this fee includes all out-of-pocket expenses), and an annualized fee of $0.70 per shareholder account that is closed during any monthly period. Both fees shall be billed by AFS monthly in arrears on a prorated basis of 1/12 of the annualized fee for all such accounts.

For the period November 1, 1997 to September 4, 1998, GT Services, an affiliate of the Manager and AIM Distributors, was the transfer agent of the Fund. For performing shareholder servicing, reporting, and general transfer agent services, GT Services received an annual maintenance fee of $17.50 per account, a new account fee of $4.00 per account, a per transaction fee of $1.75 for all transactions other than exchanges and a per exchange fee of $2.25. GT Services also was reimbursed by the Fund for its out-of-pocket expenses for such items as postage, forms, telephone charges, stationery and office supplies.

The Manager is the pricing and accounting agent for the Fund. The monthly fee for these services paid to the Manager is a percentage, not to exceed 0.03% annually, of a Fund's average daily net assets. The annual fee rate is derived based on the aggregate net assets of the funds which comprise the following investment companies: AIM Growth Series, AIM Investment Funds, AIM Investment Portfolios, AIM Series Trust, G.T. Global Variable Investment Series and G.T. Global Variable Investment Trust. The fee is calculated at the rate of 0.03% of the first $5 billion of assets and 0.02% to the assets in excess of $5 billion. An amount is allocated to and paid by each such fund based on its relative average daily net assets.

The Trust pays each Trustee who is not an employee, officer or director of the Manager, or any other affiliated company, $5,000 per year plus $300 for each meeting of the board or any committee thereof attended by the Trustee.

3. PURCHASES AND SALES OF SECURITIES
For the year ended October 31, 1998, purchases and sales of investment securities by the Fund, other than U.S. government obligations and short-term investments, aggregated $948,232,105 and $1,382,868,876, respectively. For the year ended October 31, 1998, purchases and sales of U.S. government obligations aggregated $59,707,960 and $0, respectively.

4. CAPITAL SHARES
At October 31, 1998, there were 6,000,000,000 shares of the Trust's common stock authorized, at $0.0001 par value. Of this amount, 400,000,000 were classified as shares of the AIM Global Telecommunications Fund; 400,000,000 were classified as shares of AIM Global Government Income Fund; 200,000,000 were classified as shares of AIM Global Health Care Fund; 200,000,000 were classified as shares of AIM Strategic Income Fund; 200,000,000 were classified as shares of AIM Developing Markets Fund; 200,000,000 were classified as shares of GT Global Currency Fund (inactive); 200,000,000 were classified as shares of AIM Global Growth & Income Fund; 200,000,000 were classified as shares of GT Global Small Companies Fund (inactive); 200,000,000 were classified as shares of AIM Latin American Growth Fund; 200,000,000 were classified as shares of AIM Emerging Markets Fund; 200,000,000 were classified as shares of AIM Emerging Markets Debt Fund; 200,000,000 were classified as shares of AIM Global Financial Services Fund; 200,000,000 were classified as shares of AIM Global Resources Fund; 200,000,000 were classified as shares of AIM Global Infrastructure Fund; 200,000,000 were classified as shares of AIM Global Consumer Products and Services Fund. The shares of each of the foregoing series of the Trust's were divided equally into two classes, designated Class A and Class B common stock. With respect to the issuance of Advisor Class shares, 100,000,000 shares were classified as shares of each of the fifteen series of the Trust's and designated as Advisor Class common stock. 1,100,000,000 shares remain unclassified. Transactions in capital shares of the Fund were as follows:

                           CAPITAL SHARE TRANSACTIONS

                                                                        YEAR ENDED                     YEAR ENDED
                                                                     OCTOBER 31, 1998               OCTOBER 31, 1997
                                                              ------------------------------  -----------------------------
CLASS A                                                          SHARES          AMOUNT          SHARES         AMOUNT
------------------------------------------------------------  -------------  ---------------  ------------  ---------------
Shares sold.................................................    108,008,301  $ 1,941,688,002    86,491,272  $ 1,449,735,933
Shares issued in connection with reinvestment of
  distributions.............................................      3,004,072       49,839,899     4,872,560       77,134,577
                                                              -------------  ---------------  ------------  ---------------
                                                                111,012,373    1,991,527,901    91,363,832    1,526,870,510
Shares repurchased..........................................   (117,654,141)  (2,131,610,935) (113,032,156)  (1,893,258,359)
                                                              -------------  ---------------  ------------  ---------------
Net decrease................................................     (6,641,768) $  (140,083,034)  (21,668,324) $  (366,387,849)
                                                              -------------  ---------------  ------------  ---------------
                                                              -------------  ---------------  ------------  ---------------

CLASS B
------------------------------------------------------------
Shares sold.................................................     10,070,976  $   179,810,719     9,249,969  $   152,245,081
Shares issued in connection with reinvestment of
  distributions.............................................      2,786,131       44,943,256     4,413,826       68,371,781
                                                              -------------  ---------------  ------------  ---------------
                                                                 12,857,107      224,753,975    13,663,795      220,616,862
Shares repurchased..........................................    (19,680,426)    (345,310,805)  (29,383,147)    (477,593,385)
                                                              -------------  ---------------  ------------  ---------------
Net decrease................................................     (6,823,319) $  (120,556,830)  (15,719,352) $  (256,976,523)
                                                              -------------  ---------------  ------------  ---------------
                                                              -------------  ---------------  ------------  ---------------
ADVISOR CLASS
------------------------------------------------------------
Shares sold.................................................      3,217,206  $    58,029,142     2,029,510  $    36,070,768
Shares issued in connection with reinvestment of
  distributions.............................................         14,131          237,955        11,071          176,806
                                                              -------------  ---------------  ------------  ---------------
                                                                  3,231,337       58,267,097     2,040,581       36,247,574
Shares repurchased..........................................     (3,206,646)     (58,360,056)   (1,835,151)     (32,553,269)
                                                              -------------  ---------------  ------------  ---------------
Net increase (decrease).....................................         24,691  $       (92,959)      205,430  $     3,694,305
                                                              -------------  ---------------  ------------  ---------------
                                                              -------------  ---------------  ------------  ---------------

5. EXPENSE REDUCTIONS
The Manager has directed certain portfolio trades to brokers who then paid a portion of the Fund's expenses. For the year ended October 31, 1998, the Fund's expenses were reduced by $109,953 under these arrangements.

6. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES
Investments of 5% or more of an issuer's outstanding voting securities by the Fund are defined in the Investment Company Act of 1940 as an affiliated company. At October 31, 1998 the Fund owned no investments in affiliated companies.

Transactions with affiliated companies for the year are as follows:

                                                                                         NET REALIZED
                                                    PURCHASES COST   SALES PROCEEDS      GAIN (LOSS)     DIVIDEND INCOME
                                                    --------------  -----------------  ----------------  ---------------
Champion Technology Holdings Ltd..................  $    3,417,731  $       3,098,253  $    (13,662,219) $        55,192
Echostar Communications Corp. "A".................              --                 --                --               --
Millicom International Cellular S.A...............       5,887,008          6,681,341         2,990,814               --
Orbital Sciences Corp.............................              --         49,451,312        19,414,579               --
Three-Five Systems, Inc...........................              --          3,600,294        (6,737,052)              --

7. PROXY RESULTS (UNAUDITED)
The Special Meeting of Shareholders of the G.T. Investment Funds, Inc. now known as AIM Investment Funds (the "Trust") was held on May 20, 1998 at the Trust's offices, 50 California Street, 26th Floor, San Francisco, California. The meeting was held for the following purposes:

(1)  To elect Trustees as follows: C. Derek Anderson, Frank S. Bayley, William
J. Guilfoyle, Arthur C. Patterson, Ruth H. Quigley.

(2) To approve a new Investment Management and Administration Contract and Sub-Advisory and Sub-Administration Contract with respect to each series of the Trust (each, a "Fund," and collectively, the "Funds").

(3) To approve replacement Rule 12b-1 plans of distribution with respect to Class A and B Shares of the Fund.

(4)  To approve changes to the fundamental investment restrictions of the Fund.

(5) To approve an agreement and plan of conversion and termination for the Trust.

(6) To ratify the selection of Coopers & Lybrand, now known as PricewaterhouseCoopers LLP, as the Trust's independent public accountants.

The results of the proxy solicitation on the above matters were as follows:

           TRUSTEE/MATTER
           ----------------------------------------------------------------------------------------------------------------
(1)        C. Derek Anderson...............................................................................................
           Frank S. Bayley.................................................................................................
           William J. Guilfoyle............................................................................................
           Arthur C. Patterson.............................................................................................
           Ruth H. Quigley.................................................................................................
(2)(a)     Approval of investment management and administration contract...................................................
(2)(b)     Approval of sub-advisory and sub-administration contract........................................................
(3)        Approval of replacement Rule 12b-1 plans of distribution
           CLASS A SHARES..................................................................................................
           CLASS B SHARES..................................................................................................
(4)(a)     Modification of Fundamental Restriction on Portfolio Diversification............................................
(4)(b)     Modification of Fundamental Restriction on Issuing Senior Securities and Borrowing Money........................
(4)(c)     Modification of Fundamental Restriction on Making Loans.........................................................
(4)(d)     Modification of Fundamental Restriction on Underwriting Securities..............................................
(4)(e)     Modification of Fundamental Restriction on Real Estate Investments..............................................
(4)(f)     Modification of Fundamental Restriction on Investing in Commodities.............................................
(4)(g)     Elimination of Fundamental Restriction on Margin Transactions...................................................
(4)(h)     Elimination of Fundamental Restriction on Pledging Assets.......................................................
(4)(i)     Elimination of Fundamental Restriction on Investment in Oil, Gas and Mineral Leases and Programs................
(4)(j)     Approval of New Fundamental Investment Policy Regarding Investment of All of Each Fund's Assets in an Open-End
             Fund..........................................................................................................
(5)        Approval of an agreement and plan of conversion and termination with respect to the Trust.......................
(6)        Ratification of the selection of Coopers and Lybrand, now known as PricewaterhouseCoopers LLP, as the Trust's
             Independent Public Accountants................................................................................

                               VOTES        WITHHELD/
              VOTES FOR       AGAINST      ABSTENTIONS
           ---------------  ------------  --------------
(1)            191,685,088           N/A      13,123,292
               191,766,811           N/A      13,041,568
               191,828,959           N/A      12,979,420
               191,845,270           N/A      12,963,109
               191,869,887           N/A      12,938,492
(2)(a)          34,387,274     1,226,472      12,894,821*
(2)(b)          34,024,097     1,418,923      13,065,547*
(3)
                22,543,757       917,090       2,176,036
                20,212,179       746,999       1,830,786
(4)(a)          33,672,510     1,600,402      13,235,655*
(4)(b)          33,673,644     1,599,268      13,235,655*
(4)(c)          33,674,165     1,598,747      13,235,655*
(4)(d)          33,675,313     1,597,599      13,235,655*
(4)(e)          33,673,936     1,598,976      13,235,655*
(4)(f)          33,667,659     1,605,253      13,235,655*
(4)(g)          33,660,368     1,612,544      13,235,655*
(4)(h)          33,669,714     1,603,198      13,235,655*
(4)(i)          33,675,877     1,597,035      13,235,655*
(4)(j)
                33,663,325     1,609,587      13,235,655*
(5)            190,027,469     6,362,084      94,055,040*
(6)
               191,358,779     2,114,168      11,333,063

--------------
* Includes Broker Non-Votes

BOARD OF TRUSTEES

C. Derek Anderson
President, Plantagenet Capital
Management, LLC (an investment
partnership); Chief Executive Officer,
Plantagenet Holdings, Ltd.
(an investment banking firm)

Frank S. Bayley
Partner, law firm of
Baker & McKenzie

Robert H. Graham
President and Chief Executive Officer,
A I M Management Group Inc.

Arthur C. Patterson
Managing Partner, Accel Partners
(a venture capital firm)

Ruth H. Quigley
Private Investor


OFFICERS

Robert H. Graham
Chairman and President

Helge K. Lee
Vice President & Secretary

Dana R. Sutton
Vice President & Assistant Treasurer

Kenneth W. Chancey
Vice President &
Principal Accounting Officer

John J. Arthur
Vice President

Melville B. Cox
Vice President

Gary T. Crum
Vice President

Carol F. Relihan
Vice President

David P. Hess
Assistant Secretary

Nancy L. Martin
Assistant Secretary

Ofelia M. Mayo
Assistant Secretary

Kathleen J. Pflueger
Assistant Secretary

Samuel D. Sirko
Assistant Secretary

Pamela Ruddock
Assistant Treasurer

Paul Wozniak
Assistant Treasurer


OFFICE OF THE FUND

11 Greenway Plaza
Suite 100
Houston, TX 77046


INVESTMENT MANAGER

A I M Advisors, Inc.
11 Greenway Plaza
Suite 100
Houston, TX 77046


TRANSFER AGENT

A I M Fund Services, Inc.
P.O. Box 4739
Houston, TX 77210-4739


CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110


COUNSEL TO THE FUND

Kirkpatrick & Lockhart, LLP
1800 Massachusetts Avenue, N.W.
Washington, D.C. 20036-1800


COUNSEL TO THE TRUSTEES

Paul, Hastings, Janofsky & Walker LLP
Twenty Third Floor
555 South Flower Street
Los Angeles, CA 90071


DISTRIBUTOR

A I M Distributors, Inc.
11 Greenway Plaza
Suite 100
Houston, TX 77046


AUDITORS

PricewaterhouseCoopers LLP
One Post Office Square
Boston, MA 02109

FEDERAL TAX INFORMATION (UNAUDITED):

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $143,100,716 as capital gain dividends for the fiscal year ended October 31, 1998.

HOW AIM MAKES INVESTING
EASY FOR YOU

- LOW INITIAL INVESTMENT. You can get your investment program started for as little as $500. Subsequent investments can be made for only $50.

-       AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR CAPITAL GAINS.
Distributions may be received in cash or reinvested in the Fund free of charge. Over time, the power of compounding can significantly increase the value of your assets.

- AUTOMATIC INVESTMENT PLAN. You may build your investment by regularly purchasing additional shares. Pre-authorized checks for $50 or more can be drafted monthly from your personal checking account.

- EASY ACCESS TO YOUR MONEY. Your shares may be redeemed at net asset value any day the New York Stock Exchange is open. The price of shares sold may be more or less than their original cost, depending on market conditions.

- SYSTEMATIC WITHDRAWAL PLAN. You may elect to receive checks of at least $50 monthly or quarterly through a systematic withdrawal plan.

- EXCHANGE PRIVILEGE. As your goals change, you may exchange all or part of your assets for those of other funds within the same share class of The AIM Family of Funds-Registered Trademark-. The exchange privilege may be modified or discontinued for any of the AIM funds. Certain restrictions apply.

- RETIREMENT PLANS. You may purchase shares of an AIM fund for your Individual Retirement Account (IRA), Roth IRA, or any other type of retirement plan, and earn tax-deferred dollars for your retirement.

- TOLL-FREE ACCESS. Current shareholders can call our AIM Investor Line at 800-246-5463 for 24-hour-a-day account information. Or, of course, you may contact your financial consultant for assistance.

- WWW.AIMFUNDS.COM. As a current shareholder, you can check account balances 24 hours a day over the Internet. State-of-the-art encryption lets you send us questions that include confidential information without the fear of eavesdropping, tampering, or forgery.

CURRENT SHAREHOLDERS
CAN CALL OUR
AIM INVESTOR LINE AT
800-246-5463
FOR 24-HOUR-A-DAY
ACCOUNT INFORMATION.

THE AIM FAMILY OF FUNDS-REGISTERED TRADEMARK-

A I M MANAGEMENT GROUP INC. HAS PROVIDED LEADERSHIP IN THE MUTUAL FUND INDUSTRY SINCE 1976 AND MANAGED APPROXIMATELY $91 BILLION IN ASSETS FOR MORE THAN 5.5 MILLION SHAREHOLDERS, INCLUDING INDIVIDUAL INVESTORS, CORPORATE CLIENTS, AND FINANCIAL INSTITUTIONS, AS OF SEPTEMBER 30, 1998.

THE AIM FAMILY OF FUNDS-REGISTERED TRADEMARK- IS DISTRIBUTED NATIONWIDE, AND AIM TODAY IS THE 11TH-LARGEST MUTUAL FUND COMPLEX IN THE U.S. IN ASSETS UNDER MANAGEMENT, ACCORDING TO STRATEGIC INSIGHT, AN INDEPENDENT MUTUAL FUND MONITOR.

GROWTH FUNDS

AIM Aggressive Growth Fund(1)
AIM Blue Chip Fund
AIM Capital Development Fund
AIM Constellation Fund
AIM Mid Cap Equity Fund(2),(A)
AIM Select Growth Fund(3)
AIM Small Cap Growth Fund(2),(B)
AIM Small Cap Opportunities Fund
AIM Value Fund
AIM Weingarten Fund


GROWTH & INCOME FUNDS

AIM Advisor Flex Fund
AIM Advisor Large Cap Value Fund
AIM Advisor MultiFlex Fund
AIM Advisor Real Estate Fund
AIM Balanced Fund
AIM Basic Value Fund(2),(C)
AIM Charter Fund


INCOME FUNDS

AIM Floating Rate Fund(2)
AIM High Yield Fund
AIM High Yield Fund II
AIM Income Fund
AIM Intermediate Government Fund
AIM Limited Maturity Treasury Fund


TAX-FREE INCOME FUNDS

AIM High Income Municipal Fund
AIM Municipal Bond Fund
AIM Tax-Exempt Bond Fund of Connecticut
AIM Tax-Free Intermediate Fund


MONEY MARKET FUNDS

AIM Dollar Fund(2)
AIM Money Market Fund
AIM Tax-Exempt Cash Fund


INTERNATIONAL GROWTH FUNDS

AIM Advisor International Value Fund
AIM Asian Growth Fund
AIM Developing Markets Fund(2)
AIM Emerging Markets Fund(2)
AIM Europe Growth Fund(2)
AIM European Development Fund
AIM International Equity Fund
AIM International Growth Fund(2)
AIM Japan Growth Fund(2)
AIM Latin American Growth Fund(2)
AIM New Pacific Growth Fund(2)


GLOBAL GROWTH FUNDS

AIM Global Aggressive Growth Fund
AIM Global Growth Fund
AIM Worldwide Growth Fund(2)


Global Growth & Income Funds

AIM Global Growth & Income Fund(2)
AIM Global Utilities Fund


GLOBAL INCOME FUNDS

AIM Emerging Markets Debt Fund(2),(D)
AIM Global Government Income Fund(2)
AIM Global Income Fund
AIM Strategic Income Fund(2)


THEME FUNDS

AIM Global Consumer Products and Services Fund(2)
AIM Global Financial Services Fund(2)
AIM Global Health Care Fund(2)
AIM Global Infrastructure Fund(2)
AIM Global Resources Fund(2)
AIM Global Telecommunications Fund(2)
AIM Global Trends Fund(2),(E)

(1) AIM Aggressive Growth Fund reopened to new investors November 16, 1998.
(2) Effective May 29, 1998, A I M Advisors, Inc. became advisor to the former GT Global Funds. (3) On May 1, 1998, AIM Growth Fund was renamed AIM Select Growth Fund. (A) On September 8, 1998, AIM Mid Cap Growth Fund was renamed AIM Mid Cap Equity Fund. (B) On September 8, 1998, AIM Small Cap Equity Fund was renamed AIM Small Cap Growth Fund. (C) On September 8, 1998, AIM America Value Fund was renamed AIM Basic Value Fund. (D) On September 8, 1998, AIM Global High Income Fund was renamed AIM Emerging Markets Debt Fund. (E) On September 8, 1998, AIM New Dimension Fund was renamed AIM Global Trends Fund. For more complete information about any AIM Fund(s), including sales charges and expenses, ask your financial consultant or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money.

GTL-AR-1